-------------------------------
  Annual Report July 31, 1998
-------------------------------

O  P  P  E  N  H  E  I  M  E  R

          New Jersey
        Municipal Fund


           [GRAPHIC]


            [LOGO]
     OppenheimerFunds/(R)/
    THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

 8 Fund Performance
----------------------
13 Financial
   Statements

32 Independent
   Auditors' Report
----------------------
33 Federal
   Income Tax
   Information

34 Officers and
   Trustees

36 Information and
   Services


Report highlights
--------------------------------------------------------------------------------

 . The Fund's Class A shares have an overall 4-star ranking (****) from
  Morningstar for the 3-year period ended June 30, 1998, among 1,549 municipal funds./1/

 . Nationally, there has been a tremendous increase in the supply of municipal bonds. However, due to state laws that require voter approval to issue new bonds in New Jersey, the supply of New Jersey municipal bonds is below last year's issuance thus far in 1998.


-------------------------------
Avg Annual Total Returns
-------------------------------
For the 1-Year Period
Ended 7/31/98

Class A
 Without          With
 Sales Chg./2/    Sales Chg./3/
-------------------------------
 5.96%            0.93%
-------------------------------
Class B
 Without          With
 Sales Chg./2/    Sales Chg./3/
-------------------------------
 5.25%            0.25%
-------------------------------
Class C
 Without          With
 Sales Chg./2/    Sales Chg./3/
-------------------------------
 5.24%            4.24%
-------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total returns as of 7/31/98 do not reflect substantial changes that occurred as a result of market volatility in August and September 1998.
1. Source: Morningstar, Inc. 6/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively.
Overall star ranking is subject to change monthly. Top 10% are ranked
5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star. Past performance does not guarantee future results.
2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 3/1/94). Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


2   Oppenheimer New Jersey Municipal Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
New Jersey
Municipal Fund


Dear shareholder,
--------------------------------------------------------------------------------

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

   Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slow-down in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

   What should you do during this period of relative uncertainty? If you have well-defined long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

   As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
August 21,1998

3   Oppenheimer New Jersey Municipal Fund

"A resilient

domestic

economy and

low inflation

have been good

for U.S. bonds..."



An interview with your Fund's manager
--------------------------------------------------------------------------------

How has Oppenheimer New Jersey Municipal Fund performed over the past 12 months?

The Fund's Class A shares provided an average annual total return, without deducting sales charges, of 5.96% for the one-year period that ended July 31, 1998./1/ These results reflect both income payments and capital appreciation of the tax-exempt fixed income securities in which the Fund invests.

How have positive U.S. economic conditions over the past year affected New Jersey's municipal bonds?

A resilient U.S.economy and low inflation have been good for domestic bonds of all kinds, including those from New Jersey issuers. The state and national economies have continued to expand, despite concerns that the Asian financial crisis might cause growth to slow. So far, consumers appear to have picked up any slack created by weak demand from Asia, spending freely for major purchases such as cars, boats and second homes. Yet, inflation has remained at historically low levels. Even record-high employment has failed to rekindle inflationary pressures. These economic influences, which have prevailed in New Jersey as well as the rest of the country, have allowed longer-term interest rates to move lower relative to short-term interest rates.


How have municipal bonds performed relative to taxable bonds?

Over the past six months, most states and municipalities have rushed to take advantage of lower borrowing costs by financing new projects and refinancing existing debt at lower rates. As a result, the supply of municipal bonds nationally during the first half of 1998 was 60% higher


4   Oppenheimer New Jersey Municipal Fund

[PHOTO]

Portfolio Management
Team (l to r)
Bob Patterson
Caryn Halbrecht
(Portfolio Manager)
Jerry Webman


than it was in the first half of 1997. This increase in supply has put pressure on the municipal market, causing it to underperform Treasuries. General market municipal yields are now at their highest ratios to Treasuries since the threat of tax reform in 1995.

     In 1998, issuance in New Jersey tax-exempt bonds dropped 40%. That's because voter approval is required before most New Jersey bonds can be issued. In New York, for example, where voter approval is not required for most issuance, more than $20 billion of bonds were issued thus far in 1998. By contrast, just $3 billion of bonds were issued in New Jersey during the same period because the limited supply of New Jersey bonds has kept these bonds expensive relative to other municipals.


Where did you find attractive investment opportunities under these market conditions?

We've invested in bonds that support a wide variety of purposes, such as transportation agencies. Over the past year, however, we have found particularly attractive values in certain industries. For example, the growing need for senior citizen housing has spurred development of adult living facilities. The aging of America indicates that demand for senior housing should remain high, enhancing these projects' ability to meet their debt obligations. We've found similar opportunities in the healthcare industry, where consolidation and heightened competition has benefited many hospitals. We have invested in

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


5   Oppenheimer New Jersey Municipal Fund

-------------------------------------
Standardized Yields/2/
-------------------------------------
For the 30 Days Ended 7/31/98

Class A
-------------------------------------
 3.94%
-------------------------------------

Class B
-------------------------------------
 3.37%
-------------------------------------

Class C
-------------------------------------
 3.37%
-------------------------------------


An interview with your Fund's manager
--------------------------------------------------------------------------------

bonds issued by hospitals that, in our view, will successfully meet the challenges of the managed care marketplace.

     We also have found attractive opportunities for income and diversification from bonds issued within U.S. territories such as Puerto Rico, Guam and the Virgin Islands. Under federal law, income from these bonds is exempt from personal income taxes for residents of all states.


What is your outlook for New Jersey's municipal bond market?

We are optimistic on several counts. First, on a national level, tax-exempt bonds are inexpensive relative to comparable taxable securities because of high supply. On average, municipal bonds have historically provided about 85% of the pre-tax yield of U.S. Treasury securities. As of July 31, municipal bonds provided almost 95% of taxable bonds' yield. We expect municipal bond prices to rise as yields fall when the relationship between taxable and tax-exempt bonds returns to more normal levels. Second, we expect demand for municipal bonds to increase when common stocks lose their luster. Many individuals have happily remained invested in equities because stocks have generated stellar returns over the past three years.If the stock market corrects, we think many of these investors will turn to the relative safety and stability of tax-exempt bonds.

     In addition, we expect the slowdown in Asia to constrain U.S.economic growth, preventing the Federal Reserve from raising short-term interest rates in an effort to forestall an acceleration of inflation. If short-term interest rates remain steady and inflation remains low, longer-term interest rates may decline modestly, benefiting bond prices.


6   Oppenheimer New Jersey Municipal Fund

Credit Allocation/3/

    [PIE CHART]

 . AAA            47.6%
 . AA             11.7
 . A              16.8
 . BBB            13.1
 . BB             10.8


No matter what the future brings, however, we intend to continue to search for New Jersey municipal bonds that provide high levels of income exempt from federal and New Jersey state personal income taxes, while attempting to preserve capital.

Top Five Industries
Percentage of invested assets/4/
---------------------------------------------
Lease Rental                           19.5%
---------------------------------------------
Hospital/Healthcare                    12.8
---------------------------------------------
Marine/Aviation Facilities              9.3
---------------------------------------------
Highways                                8.7
---------------------------------------------
Single Family Housing                   7.7
---------------------------------------------


2. Standardized yield is based on net investment income for the 30-day period ended 7/31/98. Falling share prices will tend to artificially raise yields.
3. Portfolio data is as of July 31, 1998, is dollar-weighted based on invested assets and subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 10.8% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.
4. Industry weightings are as of July 31, 1998, and are subject to change.


7  Oppenheimer New Jersey Municipal Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended July 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.


   . Management's Discussion of Performance

During the Fund's fiscal year that ended July 31, 1998, Oppenheimer New Jersey Municipal Fund performed relatively well. The primary drivers of the Fund's performance were the effects of positive domestic economic conditions and low inflation in a declining interest-rate environment.

     These economic influences have allowed longer-term interest rates to move lower relative to short-term interest rates. Because bond prices rise when interest rates decline, most sectors of the U.S. bond market provided above-average total returns over the past year. However, this has also caused yields on most fixed-income securities, including many of the Fund's investments,to decline during the period. As a result, the Fund reduced its dividend in December of 1997. The Manager's investments in bonds supporting senior citizen housing and hospitals, and its investments in Puerto Rico, Guam and the Virgin Islands were contributing factors to the Fund's performance. The Fund's portfolio holdings, allocations and strategies are subject to change.

     During the Fund's fiscal year ended July 31, 1998, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level. This practice required the Manager, consistent with the Fund's investment objectives and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels.


8   Oppenheimer New Jersey Municipal Fund

   . Comparing the Fund's Performance to the Market

The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held from the inception of the Class until July 31, 1998.In the case of Class A and Class B shares, performance is measured from the Fund's inception on March 1, 1994, and in the case of Class C shares, from the inception of the Class on August 29, 1995.

     The Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the Lehman Brothers Municipal Bond Index. Moreover, the index performance data does not reflect an assessment of the risk of the investments included in the index.


9   Oppenheimer New Jersey Municipal Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer New Jersey Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

                                 [LINE GRAPH]


--------------------------------------------------------------------------------
Class A     Value of Investment In Fund     Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------
3/1/94                 9,525                              10,000
12/31/94               9,084                               9,625
12/31/95              10,394                              11,307
7/31/96               10,581                              11,358
7/31/97               11,638                              12,524
7/31/98               12,332                              13,273

Average Annual Total Return of Class A Shares of the Fund at 7/31/98/1/
1 Year 0.93%         Life 4.86%


Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer New Jersey Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

                                 [LINE GRAPH]


--------------------------------------------------------------------------------
Class B     Value of Investment In Fund     Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------
3/1/94                10,000                               10,000
12/31/94               9,461                                9,625
12/31/95              10,746                               11,307
7/31/96               10,890                               11,358
7/31/97               11,889                               12,524
7/31/98               12,313                               13,273

Average Annual Total Return of Class B Shares of the Fund at 7/31/98/2/
1 Year 0.25%         Life 4.83%


10  Oppenheimer New Jersey Municipal Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer New Jersey Municipal Fund (Class C) and Lehman Brothers Municipal Bond Index

                                 [LINE GRAPH]


--------------------------------------------------------------------------------
Class C    Value of Investment In Fund      Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------
8/29/95               10,000                                10,000
12/31/95              10,406                                10,478
7/31/96               10,541                                10,525
7/31/97               11,501                                11,606
7/31/98               12,105                                12,299

Average Annual Total Return of Class C Shares of the Fund at 7/31/98/3/
1 Year 4.24%         Life 6.75%

Total returns and the ending account values in the graphs show a change in share value and include reinvestment of all dividends and capital gains distributions.
1. The inception of the Fund (Class A and B shares) was 3/1/94. Class A returns are shown net of the current applicable 4.75% maximum initial sales charge.
2. The Class B average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 2% contingent deferred sales charges respectively for the 1-year period and the life-of-class. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on 8/29/95. The 1-year period is shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


11  Oppenheimer New Jersey Municipal Fund

                       Financials
                       --------------------------------



                   12  Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  July 31, 1998
--------------------------------------------------------------------------------

                                               Ratings:
                                               Moody's/
                                               S&P/Fitch    Face          Market Value
                                               (Unaudited)  Amount        See Note 1
======================================================================================
Municipal Bonds and Notes--99.1%
--------------------------------------------------------------------------------------
New Jersey--73.0%
East Orange, NJ BOE COP, FSA Insured,
5%, 2/1/13                                     Aaa/AAA      $2,000,000    $1,984,740
--------------------------------------------------------------------------------------
East Orange, NJ BOE COP, FSA Insured,
5.50%, 8/1/12                                  Aaa/AAA        1,250,000    1,333,187
--------------------------------------------------------------------------------------
East Orange, NJ GOB, FSA Insured,
8.40%, 8/1/06                                  Aaa/AAA        1,000,000    1,261,520
--------------------------------------------------------------------------------------
Essex Cnty., NJ Improvement Authority RB,
Utility System-Orange Franchise, Series A,
MBIA Insured, 5.75%, 7/1/27                    Aaa/AAA        1,000,000    1,060,040
--------------------------------------------------------------------------------------
Hudson Cnty., NJ MUAU System RB,
Prerefunded, 11.875%, 7/1/06                   Aaa/AAA          520,000      642,013
--------------------------------------------------------------------------------------
Mercer Cnty., NJ Improvement Authority RB,
Justice Complex Project, 6.05%, 1/1/11(1)      Aa/AA -          250,000      250,360
--------------------------------------------------------------------------------------
Middlesex Cnty., NJ Utilities Authority
Sewer RRB, Series A, FGIC Insured,
5.25%, 12/1/09                                 Aaa/AAA/AAA    1,025,000    1,084,532
--------------------------------------------------------------------------------------
Newark, NJ GOB, Additional State School
Building Aid, 10%, 6/1/03                      Aa3/AA           720,000      895,457
--------------------------------------------------------------------------------------
Newark, NJ GOB, School Qualified Bond
Act, MBIA Insured, 5.30%, 9/1/08               Aaa/AAA        1,000,000    1,056,400
--------------------------------------------------------------------------------------
NJ Building Authority RRB, 5%, 6/15/10         Aa2/AA-/AA     4,000,000    4,089,040
--------------------------------------------------------------------------------------
NJ Casino Reinvestment DAU Parking
Fee RB, Series A, FSA Insured, 5.20%, 10/1/08  Aaa/AAA        1,000,000    1,049,360
--------------------------------------------------------------------------------------
NJ Casino Reinvestment DAU Parking
Fee RB, fg Series A, FSA Insured, 5.25%,
10/1/13                                        Aaa/AAA        1,000,000    1,021,450
--------------------------------------------------------------------------------------
NJ COP, Series A, AMBAC Insured, 5%, 6/15/12   Aa3/AAA/AAA    1,000,000    1,001,720
--------------------------------------------------------------------------------------
NJ EDAU PC RB, Public Service Electric &
Gas Co. Project, Series A, MBIA Insured,
6.40%, 5/1/32                                  Aaa/AAA          500,000      543,265
--------------------------------------------------------------------------------------
NJ EDAU RRB, First Mortgage-Franciscan
Oaks Project, 5.70%, 10/1/17                   NR/NR          2,235,000    2,259,496
--------------------------------------------------------------------------------------
NJ EDAU RRB,  First Mortgage-Keswick
Pines, 5.60%,  1/1/12                           NR/NR            600,000      600,402


                   13   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                               Ratings:
                                               Moody's/
                                               S&P/Fitch    Face          Market Value
                                               (Unaudited)  Amount        See Note 1
======================================================================================
New Jersey  (continued)
NJ EDAU RRB, First Mortgage-Keswick
Pines, 5.70%, 1/1/18                           NR/NR        $2,350,000    $2,360,833
--------------------------------------------------------------------------------------
NJ EDAU Water Facilities RB, American
Water Co., Inc. Project, Series A, FGIC
Insured, 6.875%, 11/1/34                       Aaa/AAA/AAA     500,000       562,835
--------------------------------------------------------------------------------------
NJ EDAU Water Facilities RB, American
Water Co., Inc. Project, Series B,
FGIC Insured, 5.375%, 5/1/32                   Aaa/AAA       2,000,000     2,028,380
--------------------------------------------------------------------------------------
NJ Educational FA RRB, Institute of
Advanced Study, Series F, 5%, 7/1/11           Aaa/AA+       1,130,000     1,154,329
--------------------------------------------------------------------------------------
NJ Educational FA RRB, Monmouth
University, Series C, 5.80%, 7/1/22            Baa3/BBB      1,000,000     1,036,370
--------------------------------------------------------------------------------------
NJ HCF FAU RB, Centrastate Medical Center,
Series A, AMBAC Insured, 6%, 7/1/21            Aaa/AAA/AAA     100,000       104,358
--------------------------------------------------------------------------------------
NJ HCF FAU RB, Columbus Hospital,
Series A, 7.50%, 7/1/21                        Baa3/BBB-     2,000,000     2,088,840
--------------------------------------------------------------------------------------
NJ HCF FAU RB, Southern Ocean Cnty.
Hospital, Series A, 6.25%, 7/1/23              Baa1/NR/BBB+  1,000,000     1,060,290
--------------------------------------------------------------------------------------
NJ HCF FAU RB, St. Elizabeth Hospital
Obligation Group, 6%, 7/1/20                   Baa2/BBB      1,000,000     1,045,590
--------------------------------------------------------------------------------------
NJ HCF FAU RB, St. Joseph's Hospital &
Medical Center, Series A, 6%, 7/1/26           NR/AAA          750,000       811,980
--------------------------------------------------------------------------------------
NJ HCF FAU RRB, Capital Health System
Obligation Group, 5.125%, 7/1/12               Baa1/A-       3,000,000     2,967,540
--------------------------------------------------------------------------------------
NJ HCF FAU RRB, Dover General Hospital &
Medical Center, MBIA Insured, 7%, 7/1/03       Aaa/AAA       1,000,000     1,122,460
--------------------------------------------------------------------------------------
NJ Mtg. & HFA MH RB, Series A, AMBAC
Insured, 6.25%, 5/1/28                         Aaa/AAA       1,000,000     1,070,720
--------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series J,
MBIA Insured, 6.20%, 10/1/25                   Aaa/AAA         200,000       211,202
--------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series S,
MBIA Insured, 6.05%, 10/1/28                   Aaa/AAA       1,000,000     1,060,430
--------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series X,
MBIA Insured, 5.35%, 4/1/29                    Aaa/AAA       2,000,000     2,005,160
--------------------------------------------------------------------------------------
NJ Mtg. & HFA RRB, Series 1, 6.70%, 11/1/28    NR/A+            85,000        91,434


                   14   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------------
                                               Ratings:
                                               Moody's/
                                               S&P/Fitch    Face          Market Value
                                               (Unaudited)  Amount        See Note 1
======================================================================================
New Jersey  (continued)
NJ Sports & Exposition Authority RB,
Convention Center Luxury Tax, Series A,
MBIA Insured, 6.25%, 7/1/20                    Aaa/AAA     $   80,000     $   86,768
--------------------------------------------------------------------------------------
NJ Transportation Trust Fund Authority RB,
Transportation System, Series B, 5%, 6/15/17   Aa3/A+/AA    1,000,000        987,320
--------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16           Baa1/BBB+/A-   950,000      1,101,648
--------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured,
6.50%, 1/1/09                                  Aaa/AAA      1,000,000      1,157,150
--------------------------------------------------------------------------------------
North Jersey District Water Supply RRB,
Wanaque North Project, Series A,
MBIA Insured, 5.125%, 11/15/21                 Aaa/AAA      1,000,000        991,860
--------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 112th Series,
5%, 12/1/16                                    A1/AA-/AA-   2,000,000      1,975,040
--------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 94th Series,
6%, 12/1/14                                    A1/AA-/AA-     200,000        216,776
--------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air
Terminal Project, Series 6, MBIA Insured,
5.75%, 12/1/25                                 Aaa/AAA/AAA  2,000,000      2,094,680
--------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air
Terminal Project, Series 6, MBIA Insured,
7%, 12/1/12                                    Aaa/AAA/AAA  2,000,000      2,438,000
--------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, KIAC-4 Project,
Fifth Installment, 6.75%, 10/1/19              NR/NR          900,000        991,260
                                                                        ------------
                                                                          52,956,235

--------------------------------------------------------------------------------------
U.S. Possessions--26.1%
Guam Housing Corp. SFM RB, Series A,
5.75%, 9/1/31                                  NR/AAA       2,000,000      2,126,600
--------------------------------------------------------------------------------------
Guam PAU RB, Series A, 6.30%, 10/1/22          NR/BBB         185,000        196,474
--------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25                  Baa1/A       1,500,000      1,521,135
--------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36        Baa1/A       1,000,000        985,730
--------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series Y,
5.50%, 7/1/26                                  Baa1/A       2,000,000      2,057,640
--------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU Special RB,
Series A, AMBAC Insured, 5%, 7/1/11            Aaa/AAA      1,000,000      1,023,120
--------------------------------------------------------------------------------------
PR EPAU RRB, Series Z, 5.50%, 7/1/16           Baa1/BBB+    2,000,000      2,054,480


                   15   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                               Ratings:
                                               Moody's/
                                               S&P/Fitch    Face          Market Value
                                               (Unaudited)  Amount        See Note 1
======================================================================================
U.S. Possessions  (continued)
PR Industrial Tourist Educational Medical &
Environmental Control Facilities RB,
Polytechnic University Project, Series A,
6.50%, 8/1/24                                  NR/BBB-      $ 410,000     $  445,744
--------------------------------------------------------------------------------------
PR Public Buildings Authority RB,
Government Facilities, Series B, AMBAC
Insured, 5%, 7/1/27                            Aaa/AAA      2,000,000       1,959,460
--------------------------------------------------------------------------------------
PR Public Buildings Authority RB,
Series B, 5.25%, 7/1/21                        Baa1/A       3,390,000       3,387,593
--------------------------------------------------------------------------------------
Virgin Islands Housing FAU Single
Family RRB, Series A, 6.50%, 3/1/25            NR/AAA         150,000         159,406
--------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Sub.Lien,
Fund Loan Nts., Series E, 6%, 10/1/22          NR/NR        1,500,000       1,540,950
--------------------------------------------------------------------------------------
Virgin Islands Water & Electric
Systems RRB, 5.375%, 7/1/10                    NR/NR/BBB    1,470,000       1,526,066
                                                                         ------------
                                                                           18,984,398

--------------------------------------------------------------------------------------
Total Investments, at Value (Cost $69,682,738)                   99.1%     71,940,633
--------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                   0.9         645,204
                                                         ------------    ------------
Net Assets                                                      100.0%    $72,585,837
                                                         ============    ============


To simplify the listings of securities, abbreviations are used per the table below:

BOE   --Board of Education                 MH     --Multifamily Housing
CMWLTH--Commonwealth                       MUAU   --Municipal Utilities Authority
COP   --Certificates of Participation      PAUNYNJ--Port Authority of New York & New Jersey
DAU   --Development Authority              PAU    --Power Authority
EDAU  --Economic Development Authority     PC     --Pollution Control
EPAU  --Electric Power Authority           PFAU   --Public Finance Authority
FA    --Facilities Authorit                RB     --Revenue Bonds
FAU   --Finance Authority                  RRB    --Revenue Refunding Bonds
GOB   --General Obligation Bonds           SFM    --Single Family Mortgage
HCF   --Health Care Facilities             SPO    --Special Obligations
HFA   --Housing Finance Agency             TUAU   --Turnpike Authority
HTAU  --Highway & Transportation Authority

1. Securities with an aggregate market value of $250,360 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.


                   16   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
As of July 31, 1998,securities subject to the alternative minimum tax amount to $17,266,979 or 23.8% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                             Market Value         Percent
-----------------------------------------------------------------
Lease Rental                         $14,006,100             19.5%
-----------------------------------------------------------------
Hospital/Healthcare                    9,201,058             12.8
-----------------------------------------------------------------
Marine/Aviation Facilities             6,724,496              9.3
-----------------------------------------------------------------
Highways                               6,289,488              8.7
-----------------------------------------------------------------
Single Family Housing                  5,562,798              7.7
-----------------------------------------------------------------
Adult Living Facilities                5,220,731              7.3
-----------------------------------------------------------------
General Obligation                     4,734,512              6.6
-----------------------------------------------------------------
Water Utilities                        4,219,979              5.9
-----------------------------------------------------------------
Electric Utilities                     3,242,214              4.5
-----------------------------------------------------------------
Sales Tax                              2,650,838              3.7
-----------------------------------------------------------------
Higher Education                       2,636,443              3.7
-----------------------------------------------------------------
Corporate Backed                       2,591,215              3.6
-----------------------------------------------------------------
Parking Fee Revenue                    2,070,810              2.9
-----------------------------------------------------------------
Multi-Family Housing                   1,162,154              1.6
-----------------------------------------------------------------
Sewer Utilities                        1,084,532              1.5
-----------------------------------------------------------------
Pollution Control                        543,265              0.7
                                     -----------            -----
                                     $71,940,633            100.0%
                                     ===========            =====


See accompanying Notes to Financial Statements.



                   17  Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities July 31, 1998
--------------------------------------------------------------------------------

=========================================================================================
ASSETS
Investments, at value (cost $69,682,738)--see accompanying statement          $71,940,633
-----------------------------------------------------------------------------------------
Cash                                                                               89,245
-----------------------------------------------------------------------------------------
Receivables:
Interest                                                                          688,772
Shares of beneficial interest sold                                                165,970
-----------------------------------------------------------------------------------------
Other                                                                               4,021
                                                                              -----------
Total assets                                                                   72,888,641

=========================================================================================
LIABILITIES
Payables and other liabilities:
Dividends                                                                         176,355
Trustees' fees--Note 1                                                             56,800
Shareholder reports                                                                25,079
Shares of beneficial interest redeemed                                             11,200
Registration and filing fees                                                        9,504
Distribution and service plan fees                                                  7,880
Transfer and shareholder servicing agent fees                                       6,648
Daily variation on futures contracts--Note 5                                        2,700
Other                                                                               6,638
                                                                              -----------
Total liabilities                                                                 302,804

=========================================================================================
NET ASSETS                                                                    $72,585,837
                                                                              ===========

=========================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                               $70,484,052
-----------------------------------------------------------------------------------------
Overdistributed net investment income                                             (86,224)
-----------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                          (59,730)
-----------------------------------------------------------------------------------------
Net unrealized appreciation on investments --Notes 3 and 5                      2,247,739
                                                                              -----------
Net assets                                                                    $72,585,837
                                                                              ===========


                   18   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $33,060,279 and 2,854,648 shares of beneficial interest outstanding)            $11.58
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                        $12.16
-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $33,062,494 and 2,856,331 shares of beneficial interest outstanding)            $11.58
-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $6,463,064 and 558,248 shares of beneficial interest outstanding)               $11.58

See accompanying Notes to Financial Statements.


                  19   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations    For the Year Ended Year Ended July 31, 1998
--------------------------------------------------------------------------------

=========================================================================================
INVESTMENT INCOME
Interest                                                                       $2,876,807

=========================================================================================
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                            60,187
Class B                                                                           255,164
Class C                                                                            36,189
-----------------------------------------------------------------------------------------
Management fees--Note 4                                                           324,038
-----------------------------------------------------------------------------------------
Trustees'fees and expenses--Note 1                                                 49,168
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                              38,079
-----------------------------------------------------------------------------------------
Shareholder reports                                                                30,001
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                        16,335
-----------------------------------------------------------------------------------------
Legal,auditing and other professional fees                                         13,217
-----------------------------------------------------------------------------------------
Registration and filing fees                                                        9,676
-----------------------------------------------------------------------------------------
Other                                                                               5,744
                                                                               ----------
Total expenses                                                                    837,798
Less reimbursement of expenses by OppenheimerFunds,Inc.--Note 4                  (394,415)
Less expenses paid indirectly--Note 4                                             (16,044)
                                                                               ----------
Net expenses                                                                      427,339

=========================================================================================
NET INVESTMENT INCOME                                                           2,449,468

=========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                       179,850
Closing of futures contracts--Note 5                                             (326,733)
Closing of options written--Note 6                                                  9,135
Net realized loss                                                                (137,748)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments              622,195
Net realized and unrealized gain                                                  484,447

=========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $2,933,915
                                                                               ==========

See accompanying Notes to Financial Statements.


                  20   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   Year Ended July 31,
                                                                   1998           1997
=========================================================================================
OPERATIONS
Net investment income                                           $2,449,468     $1,425,703
-----------------------------------------------------------------------------------------
Net realized gain (loss)                                          (137,748)       150,628
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation              622,195      1,262,319
                                                                ----------     ----------
Net increase in net assets resulting from operations             2,933,915      2,838,650

=========================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                         (1,254,458)      (767,546)
Class B                                                         (1,090,385)      (624,119)
Class C                                                           (152,621)       (34,038)
-----------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                            (80,412)       (22,656)
Class B                                                            (80,657)       (21,623)
Class C                                                             (9,067)          (684)

=========================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                         13,845,886      7,082,671
Class B                                                         14,274,224      8,269,186
Class C                                                          4,363,695      1,889,520

=========================================================================================
NET ASSETS
Total increase                                                  32,750,120     18,609,361
-----------------------------------------------------------------------------------------
Beginning of period                                             39,835,717     21,226,356
                                                               -----------    -----------
End of period (including overdistributed net investment
income of $86,224 and $33,116,respectively)                    $72,585,837    $39,835,717
                                                               ===========    ===========

See accompanying Notes to Financial Statements.


                  21   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                CLASS A
                                                -------------------------------------------------------------
                                                                                           Year Ended
                                                Year Ended July 31,                        December 31,
                                                1998           1997       1996/(2)/     1995          1994/(3)/
=============================================================================================================
PER SHARE OPERATING DATA
Net asset value,beginning of period             $11.54         $11.10     $11.26        $10.41         $11.43
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .58            .62        .36           .61            .49
Net realized and unrealized gain (loss)            .09            .45       (.16)          .86          (1.02)
                                                ------         ------     ------        ------         ------
Total income (loss) from
investment operations                              .67           1.07        .20          1.47           (.53)
-------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.59)          (.61)      (.36)         (.61)          (.49)
Distributions from net realized gain              (.04)          (.02)        --          (.01)            --
                                                ------         ------     ------        ------         ------
Total dividends and distributions
to shareholders                                   (.63)          (.63)      (.36)         (.62)          (.49)
-------------------------------------------------------------------------------------------------------------
Net asset value,end of period                   $11.58         $11.54     $11.10        $11.26         $10.41
                                                ======         ======     ======        ======         ======

=============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE/(4)/             5.96%          9.99%      1.80%        14.42%         (4.63)%

=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets,end of period
(in thousands)                                 $33,060        $19,109    $11,354        $8,806         $3,877
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $24,909        $14,072    $10,036        $6,504         $2,506
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.94%          5.45%      5.49%/(6)/    5.51%          5.57%/(6)/
Expenses,before reimbursement
and voluntary assumption
by the Manager or Distributor/(7)/                1.14%          1.08%      1.64%/(6)/    1.75%          1.46%/(6)/
Expenses,net of reimbursement
and voluntary assumption
by the Manager or Distributor                     0.38%          0.88%      0.97%/(6)/    0.80%          0.31%/(6)/
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(8)/                     45.9%          11.9%       33.1%          7.4%         17.3%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from March 1, 1994 (commencement of operations) to December 31, 1994.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5.  Ratios during this period would not be indicative of future results.


                  22   Oppenheimer New Jersey Municipal Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                Class B
                                                ----------------------------------------------------------
                                                                              Year Ended
                                                Year Ended July 31,           December 31,
                                                1998           1997       1996/(2)/     1995       1994/(3)/
==========================================================================================================
PER SHARE OPERATING DATA
Net asset value,beginning of period             $11.53         $11.09     $11.25        $10.40      $11.43
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .50            .53        .31           .53         .41
Net realized and unrealized gain (loss)            .09            .46       (.16)          .86       (1.02)
                                                ------         ------     ------        ------      ------
Total income (loss) from
investment operations                              .59            .99        .15          1.39        (.61)
----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.50)          (.53)      (.31)         (.53)       (.42)
Distributions from net realized gain              (.04)          (.02)        --          (.01)         --
                                                ------         ------     ------        ------      ------
Total dividends and distributions
to shareholders                                   (.54)          (.55)      (.31)         (.54)       (.42)
----------------------------------------------------------------------------------------------------------
Net asset value,end of period                   $11.58         $11.53     $11.09        $11.25      $10.40
                                                ======         ======     ======        ======      ======

==========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE/(4)/             5.25%          9.18%      1.34%        13.59%      (5.39)%

==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets,end of period
(in thousands)                                 $33,062        $18,647     $9,740        $5,222      $2,986
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $25,556        $13,278     $7,774        $4,080      $1,841
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.17%          4.70%      4.70%         4.79%       4.76%/(6)/
Expenses,before reimbursement
and voluntary assumption
by the Manager or Distributor/(7)/                1.89%          1.83%      2.40%         2.49%       2.29%/(6)/
Expenses,net of reimbursement
and voluntary assumption
by the Manager or Distributor                     1.14%          1.62%      1.74%         1.53%       1.14%/(6)/
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(8)/                      45.9%          11.9%      33.1%          7.4%       17.3%

                                                Class C
                                                ----------------------------------------------
                                                                                        Period
                                                                                        Ended
                                                Year Ended July 31,                     Dec. 31,
                                                1998           1997       1996/(2)/     1995/(1)/
==============================================================================================
PER SHARE OPERATING DATA
Net asset value,beginning of period             $11.53         $11.09     $11.25        $11.01
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .50            .53        .30           .19
Net realized and unrealized gain (loss)            .09            .45       (.16)          .25
                                                 -----          -----     ------         -----

Total income (loss) from
investment operations                              .59            .98        .14           .44
----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.50)          (.52)      (.30)         (.19)
Distributions from net realized gain              (.04)          (.02)        --          (.01)
                                                 -----           -----      -----         -----
Total dividends and distributions
to shareholders                                   (.54)          (.54)      (.30)         (.20)
----------------------------------------------------------------------------------------------
Net asset value,end of period                   $11.58         $11.53     $11.09        $11.25


==============================================================================================
TOTAL RETURN, AT NET ASSET VALUE/(4)/             5.24%          9.11%      1.29%         4.07%

==============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets,end of period
(in thousands)                                  $6,463         $2,080       $132           $50
----------------------------------------------------------------------------------------------
Average net assets (in thousands)               $3,631          $ 747        $74            $3
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.20%          4.56%      4.66%           --/(5)/
Expenses,before reimbursement
and voluntary assumption
by the Manager or Distributor/(7)/                1.92%          1.79%      2.48%           --/(5)/
Expenses,net of reimbursement
and voluntary assumption
by the Manager or Distributor                     1.12%          1.60%      1.81%           --/(5)/
----------------------------------------------------------------------------------------------
Portfolio turnover rate/(8)/                      45.9%          11.9%      33.1%          7.4%

6.  Annualized.
7. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1998 were $56,334,902 and $24,642,180, respectively.

See accompanying Notes to Financial Statements.


                  23   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income exempt from Federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and
Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the
Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                   24  Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At July 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $54,000 which expires in 2006.
--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1998, a provision of $30,874 was made for the Fund's projected benefit obligations, and payments of $267 were made to retired trustees, resulting in an accumulated liability of $56,289 at July 31, 1998.

        The Board of Trustees had adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.



                   25 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1998, amounts have been reclassified to reflect an increase in overdistributed net investment income of $5,112, accumulated net realized loss on investments was decreased by $134,387 and paid-in capital was decreased by $129,275.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Such cumulative change was limited to a reclassification adjustment and had no impact on net assets or total increase (decrease) in net assets. Accordingly, during the year ended July 31, 1998, amounts have been reclassified to reflect an increase in net unrealized appreciation of investments of $141,906. Paid-in capital was decreased for the same amount. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The Fund concentrates its investments in New Jersey and, therefore, may have more credit risks related to the economic conditions of New Jersey than a portfolio with a broader geographical diversification.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  26    Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:



                                Year Ended July 31, 1998           Year Ended July 31, 1997
                                --------------------------         ---------------------------
                                Shares         Amount              Shares        Amount
----------------------------------------------------------------------------------------------
Class A:
Sold                           1,479,153      $17,088,412         837,412       $9,364,872
Dividends and distributions
reinvested                         73,193          843,838          46,887          524,696
Redeemed                         (354,111)      (4,086,364)       (251,097)      (2,806,897)
                                ---------      -----------        --------       ----------
Net increase                    1,198,235      $13,845,886         633,202       $7,082,671
                                =========      ===========        ========       ==========

----------------------------------------------------------------------------------------------
Class B:
Sold                            1,418,500      $16,352,105         837,497       $9,367,955
Dividends and distributions
reinvested                         63,541          732,272          36,119          404,040
Redeemed                         (243,070)      (2,810,153)       (134,448)      (1,502,809)
                                ---------      -----------        --------       ----------
Net increase                    1,238,971      $14,274,224         739,168       $8,269,186
                                =========      ===========        ========       ==========

----------------------------------------------------------------------------------------------
Class C:
Sold                              406,603       $4,695,990         185,940       $2,083,594
Dividends and distributions
reinvested                         11,359          131,054           2,216           24,849
Redeemed                          (40,110)        (463,349)        (19,626)        (218,923)
                                ---------      -----------        --------       ----------
Net increase                      377,852       $4,363,695         168,530       $1,889,520
                                =========      ===========        ========       ==========

----------------------------------------------------------------------------------------------

3. Unrealized Gains and Losses on Investments

At July 31, 1998, net unrealized appreciation on investments of $2,257,895 was composed of gross appreciation of $2,280,813, and gross depreciation of $22,918.


                  27   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.  Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume Fund expenses to the level needed to maintain a stable dividend.

        For the year ended July 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $243,921, of which $40,569 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $628,171 and $41,491, respectively, of which $11,069 was paid to an affiliated broker/dealer for Class B. During the year ended July
31, 1998, OFDI received contingent deferred sales charges of $62,778 and $1,716, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

        Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended July 31, 1998, OFDI paid $1,272 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                  28   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended July 31, 1998, OFDI retained $210,296 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of July 31, 1998, OFDI had incurred excess distribution and servicing costs of $1,204,660 for Class B.

        The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended July 31, 1998, OFDI retained $28,835 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of July 31, 1998, OFDI had incurred excess distribution and servicing costs of $76,968 for Class C.

--------------------------------------------------------------------------------
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient than actually buying fixed income securities.


                   29   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
5. Futures Contracts (continued)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risk of entering into futures contracts (and related options) includes the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At July 31, 1998, the Fund had outstanding futures contracts as follows:

                                                                                        Unrealized
                                Expiration       Number of        Valuation as of       Appreciation
                                Date             Contracts        July 31, 1998         (Depreciation)
------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
Municipal Bond Future           9/98             20               $2,480,000              $(11,406)
                                                                                          --------
Contracts to Sell
-----------------
U.S. Treasury Bonds, 20 yr.     9/98             40                4,903,750                 1,250
                                                                                          --------
                                                                                          $(10,156)
                                                                                          ========

--------------------------------------------------------------------------------

6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.


                  30   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended July 31, 1998 was as follows:

                                           Call Options
                                           -------------------------
                                           Number of       Amount of
                                           Options         Premiums
--------------------------------------------------------------------
Options outstanding at July 31, 1997        --             $     --
Options written                             20               19,255
Options closed or expired                  (20)             (19,255)
                                           ---             ---------
Options outstanding at July 31, 1998        --             $      --
                                           ===             =========

--------------------------------------------------------------------
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

    The Fund had no borrowings outstanding during the year ended July 31, 1998.


                   31   Oppenheimer New Jersey  Municipal Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer New Jersey Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New Jersey Municipal Fund (a series of Oppenheimer Multi-State Municipal Trust) as of July 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the seven-month period ended July 31, 1996, the year ended December 31, 1995 and the period from March 1, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the seven-month period ended July 31, 1996, the year ended December 31, 1995 and the period from March 1, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
August 21, 1998


                  32   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
In early 1999, shareholders will receive information regarding all divdends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        Distributions of $0.0911, $0.0839, and $0.0839 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 10, 1997, of which, for each class of shares, $0.0013 was designated as a capital gain distribution in the "28% Rate Group" and $0.0189 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash,the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

        None of the dividends paid by the Fund during the fiscal year ended July 31,1998 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  33   Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer New Jersey Municipal Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Multi-State Municipal Trust

--------------------------------------------------------------------------------
Officers and Trustees     Leon Levy, Chairman of the Board of Trustees
                          Donald W. Spiro, Vice Chairman of the Board of
                           Trustees
                          Bridget A. Macaskill, Trustee and President
                          Robert G. Galli, Trustee
                          Benjamin Lipstein, Trustee
                          Elizabeth B. Moynihan, Trustee
                          Kenneth A. Randall, Trustee
                          Edward V. Regan, Trustee
                          Russell S. Reynolds, Jr., Trustee
                          Pauline Trigere, Trustee
                          Clayton K. Yeutter, Trustee
                          Caryn R. Halbrecht, Vice President
                          George C. Bowen, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Andrew J. Donohue, Secretary
                          Robert G. Zack, Assistant Secretary
--------------------------------------------------------------------------------
Investment Advisor        OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
Distributor               OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of              Citibank,N.A.
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors      KPMG Peat Marwick LLP
--------------------------------------------------------------------------------
Legal Counsel             Gordon Altman Butowsky Weitzen Shalov & Wein

                          This is a copy of a report to shareholders of Oppenheimer New Jersey Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New Jersey Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                  34   Oppenheimer New Jersey Municipal Fund


-------------------------------------------------------------------------------------------------
OppenheimerFunds Family
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Real Asset Funds
-------------------------------------------------------------------------------------------------
Real Asset Fund                   Gold & Special Minerals Fund

-------------------------------------------------------------------------------------------------
Global Stock Funds
-------------------------------------------------------------------------------------------------
Developing Markets Fund           International Growth Fund          Quest Global Value Fund
International Small               Global Fund                        Global Growth & Income Fund
  Company Fund

-------------------------------------------------------------------------------------------------
Stock Funds
-------------------------------------------------------------------------------------------------
Enterprise Fund                   MidCap Fund                        Growth Fund
Discovery Fund                    Capital Appreciation Fund          Disciplined Value Fund
Quest Small Cap Value Fund        Quest Capital Value Fund           Quest Value Fund

-------------------------------------------------------------------------------------------------
Stock & Bond Funds
-------------------------------------------------------------------------------------------------
Main Street Income &              Total Return Fund                  Disciplined Allocation Fund
  Growth Fund                     Quest Balanced                     Multiple Strategies Fund
Quest Opportunity                   Value Fund/1/                    Convertible Securities Fund/2/
  Value Fund                      Equity Income Fund

-------------------------------------------------------------------------------------------------
Taxable Bond Funds
-------------------------------------------------------------------------------------------------
International Bond Fund           Champion Income Fund               U.S. Government Trust
World Bond Fund                   Strategic Income Fund              Limited-Term Government Fund
High Yield Fund                   Bond Fund

-------------------------------------------------------------------------------------------------
Municipal Bond Funds
-------------------------------------------------------------------------------------------------
California Municipal Fund/3/      Pennsylvania Municipal Fund/3/     Rochester Division:
Florida Municipal Fund/3/         Municipal Bond Fund                Rochester Fund Municipals
New Jersey Municipal Fund/3/      Insured Municipal Fund             Limited Term New York
New York Municipal Fund/3/        Intermediate Municipal Fund          Municipal Fund

-------------------------------------------------------------------------------------------------
Money Market Funds/4/
-------------------------------------------------------------------------------------------------
Money Market Fund                 Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income
Value Fund."
2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                   35   Oppenheimer New Jersey Municipal Fund

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  transactions now available

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  General Information
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Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market infor-mation. Of course, you can always speak to a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today, or visit us at our website at www.oppenheimerfunds.com -- we're here to help.

                         [LOGO] OppenheimerFunds/(R)/
                                    Distributor, Inc.


RA0395.001.0798  September 29, 1998